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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549


                                    FORM 8-K


                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                           THE SECURITIES ACT OF 1934


                                NOVEMBER 9, 2000
                Date of Report (Date of earliest event reported)


                                   SEEC, INC.
             (Exact name of registrant as specified in its charter)


    PENNSYLVANIA                   0-21985                    55-0686906
 -----------------              ------------            ----------------------
  (State or other                (Commission               (I.R.S. Employer
    Jurisdiction                File Number)            Identification Number)
 of incorporation)


  PARK WEST ONE, SUITE 200, CLIFF MINE ROAD, PITTSBURGH, PENNSYLVANIA 15275
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             (Address of Principal Executive Offices) (Zip Code)


                                 (412) 893-0300
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              (Registrant's Telephone Number, Including Area Code)


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ITEM 5.  OTHER EVENTS

     On November 9, 2000, SEEC, Inc. issued the press release filed as Exhibit
99.1 to this Current Report on Form 8-K and incorporated herein by reference.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

EXHIBIT NO.           DESCRIPTION
-----------           -----------
   99.1        Press release dated November 9, 2000.


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                                   SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused the report to be signed on its behalf by the undersigned thereunto duly authorized.

                                               SEEC, Inc.
                            ---------------------------------------------------
                                             (Registrant)

Date: November 9, 2000
                            By: /s/ Ravindra Koka
                               ------------------------------------------------
                                               Ravindra Koka
                                President, Chief Executive Officer and Director

                            By: /s/ Richard J. Goldbach
                               ------------------------------------------------
                                            Richard J. Goldbach
                                    Treasurer and Chief Financial Officer